Exhibit 99.4

LEHMAN BROTHERS

GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.

LEHMAN BROTHERS SPECIAL FINANCING INC. (“Party A”) and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for Alternative Loan Trust 2007-OH3 (“Party B”) have entered into a Master Agreement dated as of July 30, 2007, as amended from time to time (the “Master Agreement”), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a “Transaction”), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the “Agreement”). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware (“Guarantor”), hereby agrees to the following:

(a)         Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A in connection with each Transaction when and as Party A’s obligations thereunder shall become due and payable in accordance with the terms of the Agreement (whether at maturity, by acceleration or otherwise). Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

(b)         Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

(c)         Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of any obligation of Party A under the Agreement , the absence of any action to enforce Party A’s obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into any amendments to the Agreement, additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment with respect to any Event of Default or Potential Event of Default, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

(d)         This Guarantee shall remain in full force and effect until receipt by Party B of a written notice of termination from Guarantor. Termination of this Guarantee shall not affect Guarantor’s liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

(e)         Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

(f)         Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.

(g)         Guarantor shall have no right of subrogation with respect to any payments made under this Guarantee until all obligations of the Guaranteed Party under the Agreement are paid in full.

(h)          Guarantor represents and warrants (which representations and warranties shall be deemed to have been made by Guarantor on the date of each Transaction) that:

i.           Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware;

ii.           Guarantor has the legal capacity and the legal right to execute and deliver this Guarantee and to perform Guarantor’s obligations hereunder;

iii.           no consent or authorization of, filing with, or other act by or in respect of, any governmental authority and no consent of any other person (including, without limitation, any creditor of Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

iv.           this Guarantee has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws; and

v.           the execution, delivery and performance of this Guarantee will not violate any provision of the certificate of incorporation, by laws or other organizational documents of Guarantor, or any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon Guarantor or any of its property or to which Guarantor or any of its property is subject.

(i)           Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(j)         No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege, and no waiver by Party B of any right or remedy hereunder on any one occasion shall be construed as a bar to any right or remedy which Party B would otherwise have on any future occasion. No failure to exercise, nor any delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(k)           If any term, provision, covenant, or condition of this Guarantee, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Guarantee had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Guarantee as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Guarantee and the deletion of such portion of this Guarantee will not substantially impair the respective benefits o r expectations of the parties to this Guarantee.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date of the Agreement.

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ James J. Killerlane III
Name:	James J. Killerlane III
Title:	Vice President
Date:	July 27, 2007